UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

 (Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017

 (Address of principal executive offices) (Zip code)

Eugene S. Stark

General American Investors Company, Inc.

100 Park Avenue

35th Floor

New York, New York  10017

(Name and address of agent for service)

Copy to:

John E. Baumgardner, Jr., Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2014

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)

	2014	2013
Net assets applicable to Common Stock - December 31	$1,227,899,705	$1,229,469,746
Net investment income	9,735,291	5,228,019
Net realized gain	102,101,749	69,657,472
Net increase (decrease) in unrealized appreciation	(27,988,358)	243,076,683
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)
Per Common Share-December 31		
Net asset value	$39.77	$41.07
Market price	$35.00	$35.20
Discount from net asset value	-12.0%	-14.3%
Common Shares outstanding-Dec. 31	30,871,844	29,939,568
Market price range* (high-low)	$38.27-$32.31	$36.04-$28.55
Market volume-shares	9,864,111	6,984,029

*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)

Record Date	Payment Date	Ordinary Income	Long-Term Capital Gain	Total
Common Stock				
Nov. 17, 2014	Dec. 30, 2014	$0.574766 (a)	$2.925234	$3.500000
Total from 2014 earnings				
Nov. 18, 2013	Dec. 30, 2013	$0.184190	$1.915810	$2.100000
Total from 2013 earnings				

(a) Includes short-term gains in the amount of $.253614.

Record Date	Payment Date	Ordinary Income	Long-Term Capital Gain	Total
Preferred Stock				
Mar. 7, 2014	Mar. 24, 2014	$.061069	$.310806	$.371875
Jun. 9, 2014	Jun. 24, 2014	.061069	.310806	.371875
Sept. 8, 2014	Sept. 24, 2014	.061069	.310806	.371875
Dec. 8, 2014	Dec. 24, 2014	.061069	.310806	.371875
Total for 2014		$.244276 (b)	$1.243224	$1.487500
Mar. 7, 2013	Mar. 25, 2013	$.032617	$.339258	$.371875
Jun. 7, 2013	Jun. 24, 2013	.032617	.339258	.371875
Sept. 9, 2013	Sept. 24, 2013	.032617	.339258	.371875
Dec. 9, 2013	Dec. 24, 2013	.032617	.339258	.371875
Total for 2013		$.130468	$1.357032	$1.487500

(b) Includes short-term gains in the amount of $.107786 per share ($.0269465 per quarter).

General American Investors Company, Inc.
100 Park Avenue, New York, NY 10017
(212) 916-8400 (800) 436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

1
TO THE STOCKHOLDERS
General American Investors

General American Investors' net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 6.5% for the year ended December 31, 2014. The U.S. stock market was up 13.7% for the year, as measured by our benchmark, the Standard & Poor's 500 Stock Index (including income). The return to our Common Stockholders increased by 9.3% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2014, it was 12.0%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

Years	*Stockholder Return (Market Value)*	*NAV Return*	*S&P 500*
3	20.7%	18.5%	20.4%
5	14.1	13.3	15.5
10	7.4	7.1	7.6
20	12.0	11.6	9.8
30	12.5	12.9	11.3
40	14.8	14.5	12.2
50	11.8	12.0	9.9

U.S. equity markets enjoyed a sixth year of positive returns, though with more dispersion in performance among capitalizations than in prior years. The S&P 500 recorded a double digit total return, while the Russell 2000 Small Capitalization Index returned less than half as much, due in part to relatively higher starting valuations among smaller company shares. Most international equity markets recorded modest returns in local currency, with the exception of a few emerging markets which had negative returns. In U.S. dollar terms, those gains were reduced to losses in most cases.

Much of our commentary during 2014 focused on the persistent divergence between the U.S. financial economy's strong performance and our real economy's continued modest growth rate. We also noted slowing economic growth in our trading partners, with Europe and Japan now teetering on the brink of recession and deflation while Asia is experiencing moderating gains, particularly in China. The property boom in China appears to be unwinding as recent data suggest 66 of 68 regional markets have recorded median property price declines year over year. Most developed nations have some form of monetary or fiscal stimulus policies ongoing. Bank deposit rates in many European countries are at zero interest rate or worse, negative interest rates. In other words, depositors are charged interest for deposits in their bank accounts. In conjunction with very low local sovereign bond yields, depositors have been pushed to seek returns elsewhere which has led to the U.S. Dollar's significant increase in value relative to the currencies of our trading partners and likewise led those and other investors to purchase U.S. Treasuries, reducing yields to their lowest level in decades.

The European central bank is broadly anticipated to adopt a more aggressive form of intervention at its next meeting in January. Its recent efforts have been less than effective due to the structure of debt markets in Europe and limitations on the types of debt that could be purchased.

In contrast to Europe, the U.S. experienced an improving GDP growth rate in 2014. Our labor market continues to improve with December's monthly employment data yielding 242,000 jobs and unemployment at 5.6%. The economy has recaptured all jobs lost during the financial crisis, though the number is not truly comparable as the labor participation rate remains at a historically depressed level. Weekly hours worked have improved year over year and though wage gains continue to be muted, they have approximated the inflation rate. The significant decline in energy prices and resulting reductions in oil field operations may depress both wages and job growth over the near term as companies in the oil service and supply industries adjust capacity and production with cost cutting measures. Capital expenditures may decline as a significant amount of new equipment spending over the past few years was derived from the energy industry. Much of these near term losses may be offset by increases in employment in those industries that benefit from lower energy and commodity costs. Consumers stand to benefit substantively from lower fuel costs, the rising purchasing power of the U.S. Dollar and low interest rates.

On a valuation basis, the U.S. equity market continues to be relatively attractive when compared to bonds. The S&P 500 dividend yield is higher than the U.S. Treasury 10 year note and the median dividend payout ratio is only 35%. Large capitalized equities still have a valuation edge to small caps, but with more foreign revenue and earnings those advantages appear smaller. Cash flow and earnings quality have been relatively strong.

In sum, low interest rates, moderate economic growth, muted labor costs and, more recently, lower raw material costs have coalesced to provide U.S. companies with historically high operating margins despite modest revenue growth. Managements have been able to employ low cost debt and free cash flow to benefit shareholders through share repurchases, dividend increases and acquisitions. It seems reasonable to assume that companies will continue this strategy to enhance shareholder value provided the U.S. continues on its current economic trajectory. Despite increased short-term volatility, we remain positive on the long term prospects for U.S. equities.

As part of an ongoing effort to maximize shareholder value, over 1% of the Company's shares were repurchased in 2014 at an average discount to NAV of 14.4%. The Board of Directors has authorized repurchases of Common Shares when they are trading at a discount to NAV of at least 8%.

In December 2014, the Board of Directors renewed authority originally granted in 2008 to repurchase up to 1 million outstanding shares of its 5.95% Cumulative Preferred Stock when the shares are trading at a market price below the liquidation preference of $25.00 per share.

The Company is pleased to report that on January 1, 2015, Anang Majmudar, an employee of the Company since 2012, was appointed Vice-President.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at **www.generalamericaninvestors.com.**

By Order of the Board of Directors,
Jeffrey W. Priest
President and Chief Executive Officer

January 21, 2015

2 THE COMPANY
General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

Portfolio Manager

Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2014 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 29-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012. Mr. Davidson remains closely involved in the Company as its Chairman of the Board of Directors.

"GAM" Common Stock

As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company's website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in *Barron's* and *The Wall Street Journal*, Monday edition.

While shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies, they occasionally sell at a premium over NAV. During 2014, the stock sold at discounts to NAV which ranged from 12.0% (December 31) to 15.7% (June 9). At December 31, the price of the stock was at a discount of 12.0%.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to net asset value of at least 8%.

"GAM Pr B" Preferred Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated "A1" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors has authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25 per share. To date, 395,313 shares have been repurchased.

3 THE COMPANY
General American Investors

Dividend and Distribution Policy

The Company's dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2014 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 1995-2014 is shown at the bottom of page 4.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

Proxy Voting Policies, Procedures and Record

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the 12-month period ended June 30, 2014 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company's website at www.generalamerican-investors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

Direct Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, which is an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distribution & Reports, then Report Downloads.

Privacy Policy and Practices

The Company collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions in "street name" registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as permitted by law. We also restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards that comply with federal standards to guard our stockholders' personal information.

4 INVESTMENT RESULTS (UNAUDITED)
General American Investors

Total return on $10,000 investment for 20 years ended December 31, 2014

The investment return for a Common Stockholder of General American Investors (GAM) over the 20 years ended December 31, 2014 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1995.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company's Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

Standard & Poor's 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

	GENERAL AMERICAN INVESTORS				STANDARD & POOR'S 500	
	STOCKHOLDER RETURN		NET ASSET VALUE RETURN		RETURN	
	CUMULATIVE INVESTMENT	ANNUAL RETURN	CUMULATIVE INVESTMENT	ANNUAL RETURN	CUMULATIVE INVESTMENT	ANNUAL RETURN
1995	$12,122	21.22%	$12,358	23.58%	$13,750	37.50%
1996	14,483	19.48	14,826	19.97	16,900	22.91
1997	20,650	42.58	19,578	32.05	22,533	33.33
1998	27,116	31.31	26,457	35.14	28,966	28.55
1999	37,751	39.22	36,088	36.40	35,037	20.96
2000	44,961	19.10	42,453	17.64	31,852	-9.09
2001	46,908	4.33	41,944	-1.20	28,065	-11.89
2002	34,144	-27.21	32,288	-23.02	21,852	-22.14
2003	43,367	27.01	41,136	27.40	28,092	28.56
2004	47,179	8.79	45,401	10.37	31,124	10.79
2005	55,388	17.40	52,756	16.20	32,627	4.83
2006	64,682	16.78	59,214	12.24	37,736	15.66
2007	70,322	8.72	63,957	8.01	39,778	5.41
2008	36,427	-48.20	36,442	-43.02	25,032	-37.07
2009	49,854	36.86	48,133	32.08	31,653	26.45
2010	57,950	16.24	55,502	15.31	36,420	15.06
2011	54,885	-5.29	53,910	-2.87	37,196	2.13
2012	65,735	19.77	63,241	17.31	43,143	15.99
2013	88,243	34.24	84,320	33.33	57,126	32.41
2014	96,467	9.32	89,767	6.46	64,947	13.69

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1995-2014) (UNAUDITED)

This table shows dividends and distributions on the Company's Common Stock for the prior 20-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gains earned in the prior year.

	EARNINGS SOURCE			
YEAR	INCOME	SHORT-TERM CAPITAL GAINS	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
1995	$.100	$.030	$2.770	—
1996	.200	.050	2.710	—
1997	.210	—	2.950	—
1998	.470	—	4.400	—
1999	.420	.620	4.050	—
2000	.480	1.550	6.160	—
2001	.370	.640	1.370	—
2002	.030	—	.330	—
2003	.020	—	.590	—
2004	.217	—	.957	—

	EARNINGS SOURCE			
YEAR	INCOME	SHORT-TERM CAPITAL GAINS	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
2005	$.547	$.041	$1.398	—
2006	.334	—	2.666	—
2007	.706	.009	5.250	—
2008	.186	—	.254	—
2009	.103	.051	.186	$.010
2010	.081	.033	.316	—
2011	.147	.011	.342	—
2012	.215	.015	1.770	—
2013	.184	—	1.916	—
2014	.321	.254	2.925	—

6

MAJOR STOCK CHANGES(a): THREE MONTHS ENDED DECEMBER 31, 2014 (UNAUDITED)

General American Investors

	INCREASES	NET SHARES TRANSACTED	SHARES HELD
ADDITIONS	Anadarko Petroleum Corporation	25,000	140,000
	Ensco plc - Class A	15,000	355,000
	Gilead Sciences, Inc.	15,000	413,600
	Occidental Petroleum Corporation	10,000	155,000
	Owens Corning	15,000	375,000
	Repros Therapeutics Inc.	58,900	508,375
	Towers Watson & Co. Class A	18,000	273,798
	DECREASES		
REDUCTIONS	American Express Company	10,000	245,000
	Apache Corporation	30,000	301,478
	Apple Inc.	15,000	414,000
	Costco Wholesale Corporation	86,700	307,800
	Everest Re Group, Ltd.	10,000	135,000
	JPMorgan Chase & Co.	10,000	370,000
	Kohl's Corporation	25,000	259,050
	Platinum Underwriters Holdings, Ltd.	10,000	325,000
	Target Corporation	88,700	371,300

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

PORTFOLIO DIVERSIFICATION (UNAUDITED)

General American Investors

The diversification of the Company's net assets applicable to its Common Stock by industry group as of December 31, 2014 is shown in the table.

	DECEMBER 31, 2014		
INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS*
Financials			
Banks	$13,662	$32,211	2.6%
Diversified Financials	27,337	70,273	5.7
Insurance	56,136	192,715	15.7
	97,135	295,199	24.0
Information Technology			
Semiconductors & Semiconductor Equipment	24,320	57,951	4.7
Software & Services	27,810	45,794	3.8
Technology Hardware & Equipment	67,797	131,762	10.7
	119,927	235,507	19.2
Consumer Staples			
Food, Beverage & Tobacco	70,473	120,469	9.8
Food & Staples Retailing	9,322	43,631	3.6
	79,795	164,100	13.4
Consumer Discretionary			
Automobiles & Components	16,175	19,593	1.6
Consumer Services	7,979	11,903	1.0
Retailing	37,092	129,429	10.5
	61,246	160,925	13.1
Industrials			
Capital Goods	54,010	71,051	5.8
Commercial & Professional Services	32,629	72,729	5.9
Transportation	1,569	1,808	0.1
	88,208	145,588	11.8
Health Care			
Pharmaceuticals, Biotechnology & Life Sciences	62,843	122,474	10.0
Energy	121,762	116,323	9.5
Telecommunication Services	41,178	40,390	3.3
Miscellaneous**	33,313	24,548	2.0
Materials	10,566	15,339	1.2
	715,973	1,320,393	107.5
Short-Term Securities	104,227	104,227	8.5
Total Investments	$820,200	1,424,620	116.0
Other Assets and Liabilities - Net		(6,603)	(0.5)
Preferred Stock		(190,117)	(15.5)
Net Assets Applicable to Common Stock		$1,227,900	100.0%

* Net assets applicable to the Company's Common Stock.

** Securities which have been held for less than one year, not previously disclosed and not restricted.

(see notes to financial statements)

7

TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)

General American Investors

The statement of investments as of December 31, 2014, shown on pages 8 and 9 includes 58 security issues. Listed here are the ten largest holdings on that date.

	SHARES	VALUE	% COMMON NET ASSETS*
THE TJX COMPANIES, INC. Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.	1,244,668	$85,359,331	6.9%
APPLE INC. Apple designs, manufactures and markets mobile communications and media devices, personal computers and portable digital music players. It also sells device related software, services, peripherals and third-party content and applications. The company's growth prospects look favorable as the shift to mobile computing expands globally and as more products and services are added to the Apple ecosystem.	414,000	45,697,320	3.7
ARCH CAPITAL GROUP LTD. Arch Capital, a Bermuda-based insurer/reinsurer, generates premiums of approximately $4.5 billion and has a high quality, well-reserved A+ rated balance sheet. This company has a strong management team that exercises prudent underwriting discipline, efficient expense control, and steady capital management resulting in above-average earnings and book value growth.	750,000	44,325,000	3.6
COSTCO WHOLESALE CORPORATION Costco is the world's largest wholesale club with a record of steady growth in sales and profits as it continues to gain share of the consumer dollar in the U.S. and overseas.	307,800	43,630,650	3.6
REPUBLIC SERVICES, INC. Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.	1,037,100	41,743,275	3.4
QUALCOMM INCORPORATED QUALCOMM is a leading developer of intellectual property and semiconductors for the mobile communications industry. The company has benefited greatly from the global adoption of mobile data applications.	536,200	39,855,746	3.2
GILEAD SCIENCES, INC. Gilead Sciences is a U.S. based biotechnology company that discovers, develops and commercializes therapeutics. Originally founded to focus predominantly on antiviral drugs to treat patients with HIV, Hepatitis B, CMV, influenza and, most recently Hepatitis C, the company has expanded its reach into cardiopulmonary medicine and oncology.	413,600	38,985,936	3.2
UNITED TECHNOLOGIES CORPORATION United Technologies provides products and services to the global aerospace and building industries. The company holds a leading position in many of the markets it serves which augments its ability to generate favorable long-term shareholder value via growth, dividends and share repurchases.	300,000	34,500,000	2.8
NESTLÉ S.A. Nestlé is a well-managed geographically diversified global food company with a favorably-positioned product portfolio and an excellent AA-rated balance sheet. Solid volume growth, strong pricing power, expense control and steady capital management yield durable above-average long-term total return potential.	450,000	33,019,011	2.7
MICROSOFT CORPORATION Microsoft is a leading global provider of software services and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and Xbox gaming console.	680,686	31,617,865	2.6
		$438,734,134	35.7%

*Net assets applicable to the Company's Common Stock.

8 STATEMENT OF INVESTMENTS DECEMBER 31, 2014
General American Investors

	SHARES	COMMON STOCKS		VALUE (NOTE 1a)
CONSUMER DISCRETIONARY (13.1%)		AUTOMOBILES AND COMPONENTS (1.6%)		
	1,264,063	Ford Motor Company	(COST $16,174,723)	$19,592,977
		CONSUMER SERVICES (1.0%)		
	690,000	International Game Technology	(COST $7,978,541)	11,902,500
		RETAILING (10.5%)		
	259,050	Kohl's Corporation		15,812,412
	371,300	Target Corporation		28,185,383
	1,244,668	The TJX Companies, Inc.		85,359,331
			(COST $36,741,888)	129,357,126
			(COST $60,895,152)	160,852,603
CONSUMER STAPLES (13.4%)		FOOD, BEVERAGE AND TOBACCO (9.8%)		
	196,039	Danone		12,914,865
	237,400	Diageo plc ADR		27,084,966
	450,000	Nestlé S.A.		33,019,011
	195,000	PepsiCo, Inc.		18,439,200
	734,620	Unilever N.V.		29,010,981
			(COST $70,472,922)	120,469,023
		FOOD AND STAPLES RETAILING (3.6%)		
	307,800	Costco Wholesale Corporation	(COST $9,322,526)	43,630,650
			(COST $79,795,448)	164,099,673
ENERGY (9.5%)	2,133,269	Alpha Natural Resources, Inc. (a)		3,562,559
	140,000	Anadarko Petroleum Corporation		11,550,000
	301,478	Apache Corporation		18,893,626
	1,232,344	Cameco Corporation		20,222,765
	355,000	Ensco plc - Class A		10,632,250
	585,000	Halliburton Company		23,008,050
	155,000	Occidental Petroleum Corporation		12,494,550
	803,803	Ultra Petroleum Corp. (a)		10,578,047
	470,000	Weatherford International plc (a)		5,381,500
			(COST $121,761,691)	116,323,347
FINANCIALS (24.0%)		BANKS (2.6%)		
	670,000	FCB Financial Holdings, Inc. (a)		16,508,800
	125,000	M&T Bank Corporation		15,702,500
			(COST $13,662,263)	32,211,300
		DIVERSIFIED FINANCIALS (5.7%)		
	245,000	American Express Company		22,794,800
	370,000	JPMorgan Chase & Co.		23,154,600
	525,000	Nelnet, Inc.		24,323,250
			(COST $27,336,503)	70,272,650
		INSURANCE (15.7%)		
	293,492	Aon plc		27,831,846
	750,000	Arch Capital Group Ltd. (a)		44,325,000
	110	Berkshire Hathaway Inc. Class A (a)		24,860,000
	135,000	Everest Re Group, Ltd.		22,990,500
	365,000	MetLife, Inc.		19,742,850
	255,000	PartnerRe Ltd.		29,103,150
	325,000	Platinum Underwriters Holdings, Ltd.		23,861,500
			(COST $56,136,033)	192,714,846
			(COST $97,134,799)	295,198,796
HEALTH CARE (10.0%)		PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES		
	1,200,000	Ariad Pharmaceuticals, Inc. (a)		8,244,000
	200,000	Celgene Corporation (a)		22,372,000
	413,600	Gilead Sciences, Inc. (a)		38,985,936
	427,191	Merck & Co., Inc.		24,260,177
	755,808	Pfizer Inc.		23,543,419
	508,375	Repros Therapeutics Inc. (a)		5,068,499
			(COST $62,843,407)	122,474,031

9 STATEMENT OF INVESTMENTS DECEMBER 31, 2014 - continued
General American Investors

	SHARES	COMMON STOCKS (Continued)		VALUE (NOTE 1a)
INDUSTRIALS (11.8%)	CAPITAL GOODS (5.8%)			
	915,000	General Electric Company		$23,122,050
	375,000	Owens Corning		13,428,750
	300,000	United Technologies Corporation		34,500,000
			(COST $54,009,596)	71,050,800
	COMMERCIAL AND PROFESSIONAL SERVICES (5.9%)			
	1,037,100	Republic Services, Inc.		41,743,275
	273,798	Towers Watson & Co. Class A		30,985,720
			(COST $32,629,367)	72,728,995
	TRANSPORTATION (0.1%)			
	72,500	Hertz Global Holdings, Inc. (a)	(COST $1,569,031)	1,808,150
			(COST $88,207,994)	145,587,945
INFORMATION TECHNOLOGY (19.2%)	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (4.7%)			
	256,850	ASML Holding N.V.		27,696,136
	833,700	Intel Corporation		30,254,973
			(COST $24,319,428)	57,951,109
	SOFTWARE AND SERVICES (3.8%)			
	680,686	Microsoft Corporation		31,617,865
	338,654	Synchronoss Technologies, Inc. (a)		14,176,056
			(COST $27,810,203)	45,793,921
	TECHNOLOGY HARDWARE AND EQUIPMENT (10.7%)			
	414,000	Apple Inc.		45,697,320
	1,000,000	Cisco Systems, Inc.		27,815,000
	615,000	EMC Corporation		18,290,100
	536,200	QUALCOMM Incorporated		39,855,746
			(COST $67,731,344)	131,658,166
			(COST $119,860,975)	235,403,196
MATERIALS (1.2%)	336,300	The Dow Chemical Company	(COST $10,566,260)	15,338,643
MISCELLANEOUS (2.0%)		Other (b)	(COST $33,312,853)	24,548,381
TELECOMMUNICATION SERVICES (3.3%)	459,702	Verizon Communications Inc.		21,504,860
	552,688	Vodafone Group plc ADR		18,885,349
			(COST $41,177,835)	40,390,209
	TOTAL COMMON STOCKS (107.5%)		(COST $715,556,414)	1,320,216,824

PUT OPTIONS	CONTRACTS (100 SHARES EACH)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		
CONSUMER DISCRETIONARY RETAILING	1,900	Target Corporation/January 17, 2015/$72.50	(COST $350,577)	72,200
INFORMATION TECHNOLOGY TECHNOLOGY HARDWARE AND EQUIPMENT	200	Apple Inc./January 17, 2015/$115	(COST $65,875)	104,000
			(COST $416,452)	176,200

SHARES	SHORT-TERM SECURITIES AND OTHER ASSETS		
104,226,944	SSgA U.S. Treasury Money Market Fund (a) (8.5%)	(COST $104,226,944)	104,226,944
TOTAL INVESTMENTS (c) (116.0%)		(COST $820,199,810)	1,424,619,968
Liabilities in excess of receivables and other assets (-0.5%)			(6,603,088)
			1,418,016,880
PREFERRED STOCK (-15.5%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,227,899,705

ADR - American Depository Receipt
(a) Non-income producing security.
(b) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(c) At December 31, 2014, the cost of investments for Federal income tax purposes was $820,199,810; aggregate gross unrealized appreciation was $649,068,915; aggregate gross unrealized depreciation was $44,648,757; and net unrealized appreciation was $604,420,158.

(see notes to financial statements)

10 STATEMENT OF ASSETS AND LIABILITIES
General American Investors

ASSETS	DECEMBER 31, 2014
INVESTMENTS, AT VALUE (NOTE 1a)	
Common stocks (cost $715,556,414)	$1,320,216,824
Purchased Options (cost $416,452)	176,200
Money market fund (cost $104,226,944)	104,226,944
Total investments (cost $820,199,810)	1,424,619,968
RECEIVABLES AND OTHER ASSETS	
Cash	892
Receivable for securities sold	3,395,845
Dividends, interest and other receivables	3,345,568
Qualified pension plan asset, net excess funded (note 7)	2,588,326
Prepaid expenses, fixed assets and other assets	1,192,581
TOTAL ASSETS	1,435,143,180

LIABILITIES	
Payable for securities purchased	3,588,329
Accrued compensation payable to officers and employees	3,559,000
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $245,504)	370,300
Accrued supplemental pension plan liability (note 7)	5,997,210
Accrued supplemental thrift plan liability (note 7)	2,793,532
Accrued expenses and other liabilities	597,974
TOTAL LIABILITIES	17,126,300
5.95% CUMULATIVE PREFERRED STOCK, SERIES B - 7,604,687 at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 30,871,844 (note 5)	$1,227,899,705
NET ASSET VALUE PER COMMON SHARE	$39.77

NET ASSETS APPLICABLE TO COMMON STOCK	
Common Stock, 30,871,844 shares at par value (note 5)	$30,871,844
Additional paid-in capital (note 5)	596,606,977
Undistributed realized gain on securities sold	1,775,541
Over distributed net investment income (note 5)	(857,611)
Accumulated other comprehensive loss (note 7)	(5,786,254)
Unallocated distributions on Preferred Stock	(219,955)
Unrealized appreciation on investments, options written and other	605,509,163
NET ASSETS APPLICABLE TO COMMON STOCK	$1,227,899,705

STATEMENT OF OPTIONS WRITTEN

CALL OPTIONS	CONTRACTS (100 SHARES EACH)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE	VALUE (NOTE 1a)
CONSUMER DISCRETIONARY			
Retailing	1,900	Target Corporation/January 17, 2015/$75	$366,700
INFORMATION TECHNOLOGY			
Technology Hardware and Equipment	200	Apple Inc./January 17, 2015/$120	3,600
		(PREMIUMS RECEIVED $245,504)	$370,300

(see notes to financial statements)

14 NOTES TO FINANCIAL STATEMENTS
General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") pursuant to the requirements for reporting in Accounting Standards Codification 946, *Financial Services - Investment Companies* ("ASC 946"), and Articles 6 and 10 of Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company's Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

15 NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - *(Continued from previous page.)*

f. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company's financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS

Various data inputs are used in determining the value of the Company's investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company's net assets as of December 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,320,216,824	—	—	$1,320,216,824
Purchased options	176,200	—	—	176,200
Money market fund	104,226,944	—	—	104,226,944
Total	$1,424,619,968	—	—	$1,424,619,968
Liabilities				
Options written	($370,300)			($370,300)

The aggregate value of Level 3 portfolio investments changed during the year ended December 31, 2014 as follows:

Change in portfolio valuations using significant unobservable inputs:	Level 3
Fair value at December 31, 2013	$32,637,795
Realized gain	9,328,522
Net change in unrealized appreciation	(4,181,595)
Proceeds from sale	(24,076,522)
Transfer to Level 1	(13,708,200)
Fair value at December 31, 2014	$0

Transfers are reported as of the actual date of reclassification. Transfers from Level 3 to Level 1 occurred during the year ended December 31, 2014 upon Forethought Financial Group being acquired by a third party and FCB Financial Holdings, Inc. completing its initial public offering.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) during 2014 amounted to $197,165,910 and $271,368,849, on long transactions, respectively.

4. WRITTEN OPTIONS

The level of activity in written options varies from year to year based upon market conditions. Transactions in written call options and collateralized put options during the year ended December 31, 2014 were as follows:

	Covered Calls		Collateralized Puts	
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2013	1,200	$229,628	0	$0
Options written	5,100	487,478	5,800	818,553
Options exercised	(250)	(161,738)	(1,500)	(147,489)
Options expired	(523)	(37,375)	(2,500)	(57,940)
Options terminated in closing purchase transaction	(3,427)	(272,489)	(1,800)	(613,124)
Options outstanding, December 31, 2014	2,100	$245,504	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 30,871,844 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2014.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

16 NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - *(Continued from previous page.)*

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody's Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company's ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company's control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2014 and 2013 were as follows:

	SHARES		AMOUNT	
	2014	2013	2014	2013
Shares issued in payment of dividends and distributions (includes 1,473,643 and 1,090,772 shares issued from treasury, respectively)	1,473,643	1,090,772	$1,473,643	$1,090,772
Increase in paid-in capital			50,413,327	34,780,532
Total increase			51,886,970	35,871,304
Shares purchased (at an average discount from net asset value of 14.4% and 14.3%, respectively)	(541,367)	(385,176)	(541,367)	(385,176)
Decrease in paid-in capital			(18,363,758)	(12,662,528)
Total decrease			(18,905,125)	(13,047,704)
Net increase (decrease)	932,276	705,596	$32,981,845	$22,823,600

At December 31, 2014, the Company held in its treasury 1,109,028 shares of Common Stock with an aggregate cost of $37,307,527.

The tax basis distribution during the year ended December 31, 2014 is as follows: ordinary distributions of $18,792,969 and net capital gains distributions of $95,645,589. As of December 31, 2014, distributable earnings on a tax basis included $2,028,405 from undistributed net capital gains and $605,509,163 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent "book/tax" differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31, 2014. As a result, additional paid-in capital was decreased by $724, accumulated net realized gain on investment transactions was decreased by $98,539 and net investment increased by $99,263. As of December 31, 2014 the Company had straddle loss deferrals of $252,864. Net assets were not affected by this reclassification.

6. OFFICERS' COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2014 to its officers (identified on page 20) amounted to $6,905,000 of which $3,162,500 was payable as of year end.

7. BENEFIT PLANS

The Company has funded (Qualified) and unfunded (Supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2014 was $696,191. The qualified thrift plan acquired 64,687 shares and sold 11,100 shares of the Company's Common Stock during the year ended December 31, 2014. It held 538,588 shares of the Company's Common Stock at December 31, 2014.

The Company also has both funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plan provides a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded) and an unregistered partnership. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

17 NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

7. BENEFIT PLANS - *(Continued from previous page.)*

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:

	DECEMBER 31, 2014 (MEASUREMENT DATE)		
	QUALIFIED PLAN	SUPPLEMENTAL PLAN	TOTAL
CHANGE IN BENEFIT OBLIGATION:			
Benefit obligation at beginning of year	$13,509,556	$4,627,182	$18,136,738
Service cost	333,984	132,217	466,201
Interest cost	646,681	228,336	875,017
Benefits paid	(752,944)	(308,234)	(1,061,178)
Actuarial loss	3,141,624	1,317,709	4,459,333
Projected benefit obligation at end of year	16,878,901	5,997,210	22,876,111
CHANGE IN PLAN ASSETS:			
Fair value of plan assets at beginning of year	19,087,748	—	19,087,748
Actual return on plan assets	1,132,423	—	1,132,423
Employer contributions	—	308,234	308,234
Benefits paid	(752,944)	(308,234)	(1,061,178)
Fair value of plan assets at end of year	19,467,227	—	19,467,227
FUNDED STATUS AT END OF YEAR	$2,588,326	($5,997,210)	($3,408,884)
Accumulated benefit obligation at end of year	$15,582,709	$5,351,862	$20,934,571
WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:			
Discount rate	3.90%	3.90%	
Salary scale assumption	4.25%	4.25%	
CHANGE IN FUNDED STATUS:	BEFORE	ADJUSTMENTS	AFTER
Noncurrent benefit asset - qualified plan	$5,578,192	($2,989,866)	$2,588,326
LIABILITIES:			
Current benefit liability - supplemental plan	($298,120)	($7,850)	($305,970)
Noncurrent benefit liability - supplemental plan	(4,329,060)	(1,362,180)	(5,691,240)
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:			
Net actuarial loss	$1,717,067	$4,008,595	$5,725,662
Prior service cost	107,177	(46,585)	60,592
ACCUMULATED OTHER COMPREHENSIVE INCOME	$1,824,244	$3,962,010	$5,786,254
WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:			
Discount rate	4.70%	4.70%	
Expected return on plan assets*	7.50%	N/A	
Salary scale assumption	4.25%	4.25%	

*Determined based upon a discount to the long-term average historical performance of the plan.

COMPONENTS OF NET PERIODIC BENEFIT COST:			
Service cost	$333,984	$132,217	$466,201
Interest cost	646,681	228,336	875,017
Expected return on plan assets	(1,129,587)	—	(1,129,587)
Amortization of:			
Prior service cost	45,828	757	46,585
Recognized net actuarial loss	414,349	33,553	447,902
Net periodic benefit cost	$311,255	$394,863	$706,118

PLAN ASSETS

The Company's qualified pension plan asset allocation by asset class at December 31, 2014, is as follows:

Asset Category	Level 1	Level 2	Level 3	Total
Equity securities	$15,548,867	$2,887,578	—	$18,436,445
Money market fund	1,030,782	—	—	1,030,782
Total	$16,579,649	$2,887,578	—	$19,467,227

EXPECTED CASH FLOWS	Qualified Plan	Supplemental Plan	Total
Expected Company contributions for 2015	—	$305,970	$305,970
Expected benefit payments:			
2015	$815,698	$305,970	$1,121,668
2016	839,857	305,563	1,145,420
2017	853,541	297,255	1,150,796
2018	869,545	293,518	1,163,063
2019	884,478	289,297	1,173,775
2020-2024	4,664,102	1,394,316	6,058,418

The estimated amount that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2015 is $683,094.

20

OFFICERS

General American Investors

NAME (AGE) EMPLOYEE SINCE	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NAME (AGE) EMPLOYEE SINCE	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Jeffrey W. Priest (52) 2010	*President of the Company since 2012 and Chief Executive Officer since 2014,* Managing Member and President, Amajac Capital Management, LLC (1999-2010)	**Anang Majmudar (40) 2012**	*Vice-President of the Company effective 2015,* securities analyst (general industries)
		Michael Robinson (42) 2006	*Vice-President of the Company since 2010,* securities analyst (general industries)
Andrew V. Vindigni (55) 1988	*Senior Vice-President of the Company since 2006,* Vice-President 1995-2006 securities analyst (financial services and consumer non-durables industries)	**Diane G. Radosti** (62) 1980	*Treasurer of the Company since 1990,* Principal Accounting Officer since 2003
Eugene S. Stark (56) 2005	*Vice-President, Administration of the Company and Principal Financial Officer since 2005, Chief Compliance Officer since 2006*	**Maureen E. LoBello** (64) 1992	*Corporate Secretary of the Company since 2013,* Assistant Corporate Secretary 2005-2012 benefits administration
Craig A. Grassi (46) 1991	*Vice-President of the Company since 2013,* Assistant Vice-President 2005-2012 securities analyst and information technology	**Linda J. Genid** (56) 1983	*Assistant Corporate Secretary of Company since 2014,* network administrator
Sally A. Lynch, Ph.D. (55) 1997	*Vice-President of the Company since 2006,* securities analyst (biotechnology industry)		

All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting in April. The address for each officer is the Company's office. All information is as of February 7, 2015.

SERVICE ORGANIZATIONS

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
1-800-413-5499
www.amstock.com

Previous purchases of the Company's Common and Preferred Stock are set forth in Note 5, on pages 15 and 16. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2014 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may be obtained by calling us at 1-800-436-8401.

On May 16, 2014, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
General American Investors

Name (age) Director Since	Principal Occupation During Past 5 Years	Current Directorships and Affiliations
Independent Directors		
Arthur G. Altschul, Jr. (50) 1995	*Co-Founder and Chairman* Kolltan Pharmaceuticals, Inc. *Managing Member* Diaz & Altschul Capital Management, LLC (private investment company) *Chairman* Overbrook Management Corporation (investment advisory firm)	Child Mind Institute, *Director* Delta Opportunity Fund, Ltd., *Director* Neurosciences Research Foundation, *Trustee*
Rodney B. Berens (69) 2007	*Founding Partner* Berens Capital Management, LLC (investment management)	Alfred P. Sloan Foundation, *Member of Investment Committee* Svarog Capital Advisers, *Member of Investment Committee* The Morgan Library and Museum, *Trustee, Chairman of Investment Sub-Committee, and Member of Finance, Compensation and Nomination Committees* The Woods Hole Oceanographic Institute, *Trustee and Member of Investment Committee*
Lewis B. Cullman (96) 1961	*Philanthropist*	Chess-in-the-Schools, *Chairman* Metropolitan Museum of Art, *Honorary Trustee* Museum of Modern Art, *Vice Chairman, International Council and Honorary Trustee* The New York Botanical Garden, *Senior Vice Chairman, Board of Managers* The New York Public Library, *Trustee*
Spencer Davidson (72) 1995	*Chairman of the Board* General American Investors Company, Inc. *President and Chief Executive Officer (1995-2012)*	Neurosciences Research Foundation, *Trustee*
John D. Gordan, III (69) 1986	*Attorney* Beazley USA Services, Inc. (2014) (insurance) *Senior Counsel (2010-2011)* *Partner (1994-2010) (Retired)* Morgan, Lewis & Bockius LLP	
Betsy F. Gotbaum (76) 2010	*Consultant*	Chess-in-the-Schools, *Trustee* Community Service Society, *Trustee* Coro Leadership, *Trustee* Fisher Center for Alzheimer's Research Foundation, *Trustee* Learning Leaders, *Trustee* Visiting Nurse Association of New York, *Trustee*
Sidney R. Knafel (84) 1994	*Lead Independent Director* *Managing Partner* SRK Management Company (private investment company)	IGENE Biotechnology, Inc., *Director*
Daniel M. Neidich (65) 2007	*Chief Executive Officer* Dune Real Estate Partners LP	Child Mind Institute, *Director* Prep for Prep, *Director* Real Estate Roundtable, *Director (formerly Chairman)*
Raymond S. Troubh (88) 1989	*Financial Consultant*	Diamond Offshore Drilling, Inc., *Director* Gentiva Health Services, Inc., *Director*
Interested Director		
Jeffrey W. Priest (52) 2013	*President of the Company* since 2012 and Chief Executive Officer since 2013	

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company's office. All information is as of February 6, 2015.

General American Investors Company, Inc.
100 Park Avenue, New York, NY 10017
(212) 916-8400 (800) 436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at
http://www.generalamericaninvestors.com/governance/codeofethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the
"Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2014 and 2013 were $117,800 and $114,400, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2014 and
2013 were $23,670 and $23,080, respectively. Such services and related fees for
2014 and 2013 included: review of quarterly employee security transactions and issuance of report thereon ($21,860 and $21,320, respectively) and other audit-related services ($1,810 and $1,760, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2014 and 2013 were $19,700 and $19,120, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young
LLP for 2014 or 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee.
All services performed during 2014 and 2013 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2014 and 2013 were $43,370 and $42,200, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934. The members of the audit committee are: Rodney B. Berens, Chairman,
Arthur G. Altschul, Jr., Lewis B. Cullman, and John D. Gordan, III.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel.
We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously.
As indicated above, it is an integral part of the analytical process at General
American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

As of December 31, 2014 and the date of this filing, Mr. Jeffrey W. Priest, President and
Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012. Prior thereto he was the Managing Member and President of Amajac Capital Management, LLC, an
investment advisory company he founded in 1999. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period. Mr. Priest beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Note-	The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value by at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, July 1, 2014, there were 988,806 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period,
December 31, 2014, there were 873,742 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2014, there were 604,687 shares available for repurchase under such authorization. As of the end of the period,
December 31, 2014, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 28, 2014.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2014, an evaluation was performed under the supervision and with the participation of the officers of General American Investors
Company, Inc. (the "Registrant"), including the principal executive officer
("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
December 31, 2014, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's
Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company
Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company
Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 6, 2015

By: /s/Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 6, 2015